BlackRock Series Fund, Inc.
BlackRock High Yield Portfolio
(the “Fund”)

Supplement dated February 29, 2012
to the Statement of Additional Information dated May 1, 2011

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

On October 1, 2011, the Fund changed its name from the “BlackRock High Income Portfolio” to the “BlackRock High Yield Portfolio.” All references in the Statement of Additional Information to the BlackRock High Income Portfolio are hereby changed to the BlackRock High Yield Portfolio.

The section entitled “Investment Management Agreements” is revised as set forth below.

The subsection entitled “Other Portfolios and Accounts Managed” is amended to add the following information with respect to the Fund as of December 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charlie McCarthy, CFA	7	2	19	0	0	4
	$2.27 Billion	$2.53 Billion	$4.57 Billion	$0	$0	$544.2 Million

The subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — 2. Balanced Capital Portfolio (fixed income portfolio and asset allocation component), Government Income Portfolio, High Income Portfolio and Total Return Portfolio” is amended to add the following information with respect to the Fund:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Charlie McCarthy, CFA	BlackRock High Yield Portfolio	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Shareholders should retain this Supplement for future reference.

SAI-19057HY-0212SUP